Derivative Instruments Accounted for at Fair value	6 Months Ended
Jun. 30, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments Accounted for at Fair value
9.	Derivative Instruments Accounted for at Fair value
The Company uses derivative instruments in accordance with its overall risk management policy to mitigate our risk to the effects of unfavorable fluctuations in foreign exchange movements.
The Company entered into a cross-currency interest rate swap agreement concurrently with the issuance of its NOK denominated senior secured bonds (please read Note 7—Senior Secured Bond) and pursuant to this swap, the Company receives the principal amount of NOK 600 million in exchange for a payment of a fixed amount of $71.7 million on the maturity date of the swap.
In addition, at each quarterly interest payment date, the cross-currency interest rate swap exchanges a receipt of floating interest of 6.0% plus
3-month
NIBOR on NOK 600 million for a U.S. Dollar payment of floating interest of 6.608% plus
3-month
U.S. LIBOR on the $71.7 million principal amount. The purpose of the cross-currency interest rate swap is to economically hedge the foreign currency exposure on the payments of interest and principal of the Company’s NOK denominated 2018 Bonds due to mature in 2023.
The cross-currency interest rate swap is remeasured to fair value at each reporting date and has been categorized as level two on the fair value measurement hierarchy.
The fair value of the cross-currency interest rate swap agreement is the estimated amount that we would pay to sell or transfer the swap at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of the swap counterparties. The estimated amount is the present value of future cash flows. The Company transacts all of these derivative instruments through investment-grade rated financial institutions at the time of the transaction. It is possible that the amount recorded as a derivative asset or liability could vary by a material amount in the near term if there is volatility in the credit markets.
The fair value of this
non-designated
derivative instrument is presented as a
non-current
liability in the Company’s consolidated balance sheets and the change in fair value is presented in the consolidated statement of operations. The movement in the fair value of the non-designated
cross-currency interest rate swap resulted in unrealized gains of $6.4 million and unrealized losses of $7.6 million for the three and six months ended June 30, 2020 respectively (three and six months to June 30, 2019 unrealized gains of $0.9 million and $1.6 million respectively). There is no impact on the cash flows from the remeasurement at the reporting date except for the effect on restricted cash. The Company has not offset the fair value of the derivative with the cash collateral account notwithstanding there is a master netting agreement in place. Please read Note 14 (Cash, Cash Equivalents and Restricted Cash).
The following table includes the estimated fair value of those assets and liabilities that are measured at fair value on a recurring basis and are carried at fair value at December 31, 2019 and June 30, 2020:

		December 31, 2019	June 30, 2020
Fair Value Hierarchy Level	Fair Value Hierarchy Level	Fair Value Asset (Liability)	Fair Value Asset (Liability)
		(in thousands)
Cross-currency interest rate swap agreement	Level 2	(5,769)	(13,377)